UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

Natur International Corp.

(Exact name of registrant as specified in its charter)

Wyoming	000-54917	45-5547692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Locatellikade 1 1076 AZ Amsterdam The Netherlands	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +31 20 578 7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On October 25, 2019, the Natur International Corp. (“Natur” or the “Company”) entered into a Share Exchange Agreement with SLIMPY, BV, a Dutch company (“SLIMPY”), to acquire from SLIMPY all of the outstanding equity of Share International BV, a Dutch company (“SIBV”), a global importer/exporter and a leader in direct-to-consumer digital distribution in China. In exchange Natur will issue to SLIMPY 235,873,452 newly issued restricted shares of the Company’s common stock (subject to adjustment to reflect any subsequent stock split or recapitalization, and subject to equitable reduction for any adverse change in the financial condition of SIBV, or the failure to deliver one or more of the assets of SIBV listed in the Share Exchange Agreement).

The Share Exchange Agreement contains customary representations, warranties and covenants by the parties.

The obligation of SLIMPY to complete the closing of the share exchange is subject to various customary and other conditions, including satisfactory legal, accounting and business due diligence investigation of Natur and the absence of a material adverse change affecting Natur’s ability to perform its obligations under the agreement or complete the closing. The obligation of Natur to complete the closing of the share exchange is subject to various customary and other conditions, including satisfactory legal, accounting and business due diligence investigation of SIBV and SLIMPY, delivery of financial statements of SIBV and the absence of a material adverse change affecting SIBV or its business.

The Share Exchange Agreement provides for indemnification by SLIMPY of Natur for damages incurred after the closing resulting from a breach of any representations, warranties, covenants or agreements made SLIMPY in the agreement

SLIMPY agreed not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the shares of Company stock however or whenever acquired (other than shares acquired in a public offering or on the open market) without the prior written consent of the Company, as decided by its Board of Directors, for a period of two years after the closing of the share exchange.

There can be no assurance that the conditions precedent in the Share Exchange Agreement to the obligations of each party to consummate the share exchange will be satisfied or that the share exchange will be consummated.

Upon completion of the share exchange, the Company intends to change its name to Share Natur International Corporation, subject to FINRA approval.

Certain of the Company’s directors and officers are executives of SLIMPY and own outstanding shares of SLIMPY, as follows:

Name	Company Title(s)	Percent of SLIMPY Shares Owned
Paul Bartley	Director, Co-Chief Executive Officer	31.4%
Spencer Chesman	Director, Co-Chief Executive Officer	15.7%
Zeng Li	Director, Executive Director for China	35.6%
Michael Jones	Director, Chief Strategy Officer	15.7%

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensation Arrangements of Certain Officers

On September 25, 2019, the Board of Directors of the Company appointed Mr. Spencer Chesman as Co-Chief Executive Officer of the Company and appointed Mr. Michael Jones as Chief Strategy Officer of the Company.

Mr. Chesman envisioned and started a pioneering e-commerce food and gift company from scratch during the era of the “dot com bubble.” He architected and built custom website, back-end database, warehouse management system and digital marketing campaigns. Mr. Chesman grew that company to $12M in profitable sales by 2007 with limited outside capital and subsequently led the company back to scale and profitability. He sold the company in 2018.

From September 2011 to November 2015 Mr. Jones was Head of Performance Marketing at eBay, Inc. in San Jose, CA. He was member of Executive Management Team and managed all corporate functions of the 100M+ Performance Marketing Division. Her also launched and managed International Digital Marketing Divisions for eBay, Inc. From November 2015 to 2018 Mr. Jones was the Chief Executive Officer of Pepperjam, LLC in Wilkes-Barre, PA. He was the leader of Executive Management Team and managed all corporate functions of this Private Equity Backed Digital Marketing and Technology Firm.

On October 24, 2019, the Board of Directors of the Company accepted the nomination from executive management and appointed Mr. Zeng Li as a director of the Company and as Executive Director for China.

Mr. Li spent 11 years building distribution and technology platforms for Hyperama PLC UK and, EDEN UK ltd, before establishing YiHaiTong Technology Ltd, as a provider of nationalized ecommerce distribution platforms and technologies. YHT’s SHARE APP is a “D2C” business model with sales channel technology APP driving global brands to consumers through social media, influencer and celebrity channels.

On November 7, 2019, the Board of Directors accepted the nomination from executive management and appointed Spencer Chesman and Michael Jones as directors of the Company.

Each of Messrs. Chesman, Jones and Li will be compensated for services as an officer of the Company at Euros 15,000 per month. The Company anticipates that it will enter into a management agreement with each of the new directors in due course. They will not receive additional compensation for services as a director.

The information set forth in Item 1.01 above regarding the Company’s Share Exchange Agreement with SLIMPY for the shares of SIBV and the interests of certain of the Company’s directors and officers in SLIMPY is incorporated herein by reference. As previously reported, in July 2019, the Company lent $250,000 to SIBV under a promissory note, due January 4, 2020. The description of that note set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed July 25, 2019, is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2019, the Company’s Board of Directors amended Article III, Section 2, of the Company’s Bylaws to increase the maximum number of directors that may constitute the Board from nine to ten.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit

3.1	Amendment to the Company’s Bylaws effective November 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natur International Corp.

Date: November 14, 2019	By:	/s/ Ruud Huisman
	Name:	Ruud Huisman
	Title:	Chief Financial Officer

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